Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of September 30, 2014

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2013 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests’. In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2014	2013	Change	2014	2013	Change

Underwriting results (1):
Gross premiums written	$1,138,392	$1,036,987	9.8%	$3,690,462	$3,241,424	13.9%
Net premiums written	859,724	839,135	2.5%	2,812,646	2,602,446	8.1%
Net premiums earned	868,881	795,000	9.3%	2,620,667	2,306,586	13.6%
Underwriting income	101,167	110,992	(8.9)%	359,878	323,419	11.3%

Loss ratio	55.0%	53.7%	1.3	53.1%	54.0%	(0.9)
Acquisition expense ratio	17.7%	18.5%	(0.8)	17.8%	17.6%	0.2
Other operating expense ratio	15.8%	13.9%	1.9	15.6%	14.5%	1.1
Combined ratio	88.5%	86.1%	2.4	86.5%	86.1%	0.4

Net investment income (1)	$72,238	$66,083	9.3%	$211,689	$200,124	5.8%
Per diluted share	$0.53	$0.49	8.2%	$1.55	$1.47	5.4%

Net income available to Arch common shareholders	$223,191	$109,341	104.1%	$602,738	$531,788	13.3%
Per diluted share	$1.64	$0.80	105.0%	$4.42	$3.92	12.8%

After-tax operating income available to Arch common shareholders (2)	$142,055	$149,205	(4.8)%	$467,128	$442,974	5.5%
Per diluted share	$1.05	$1.10	(4.5)%	$3.43	$3.27	4.9%

Comprehensive income available to Arch	$96,978	$206,102	(52.9)%	$646,413	$303,179	113.2%

Cash flow from operations (1)	$319,304	$238,694	33.8%	$770,867	$627,048	22.9%

Diluted weighted average common shares and common share equivalents outstanding	135,876,605	136,034,413	(0.1)%	136,354,172	135,680,829	0.5%

Financial measures:
Change in book value per common share during period	0.7%	4.2%	(3.5)	10.6%	5.9%	4.7

Annualized operating return on average common equity	9.7%	11.9%	(2.2)	11.2%	11.9%	(0.7)

Total return on investments (1) (3)
Including effects of foreign exchange	(0.51)%	1.43%	-194 bps	2.32%	0.31%	201 bps
Excluding effects of foreign exchange	0.21%	0.84%	-63 bps	2.89%	0.27%	262 bps

(1)	Excludes amounts reflected in the ‘other’ segment.

(2)	See Comments on Regulation G.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013
Revenues
Net premiums written	$959,539	$971,928	$1,064,990	$748,921	$839,135	$2,996,457	$2,602,446
Change in unearned premiums	(55,888)	(64,776)	(205,210)	90,445	(44,135)	(325,874)	(295,860)
Net premiums earned	903,651	907,152	859,780	839,366	795,000	2,670,583	2,306,586
Net investment income	80,105	72,990	66,994	67,095	66,083	220,089	200,124
Net realized gains (losses)	18,515	54,144	19,697	9,048	(6,022)	92,356	64,970
Net impairment losses recognized in earnings	(8,593)	(14,749)	(2,971)	(88)	(728)	(26,313)	(3,698)
Other underwriting income	1,702	2,033	1,582	5,673	526	5,317	1,966
Equity in net income of investment funds accounted for using the equity method	4,966	9,240	3,253	5,272	5,665	17,459	30,429
Other income (loss)	(7,815)	4,850	(2,104)	(3,288)	624	(5,069)	2,702
Total revenues	992,531	1,035,660	946,231	923,078	861,148	2,974,422	2,603,079

Expenses
Losses and loss adjustment expenses	(501,673)	(485,518)	(436,240)	(434,323)	(427,045)	(1,423,431)	(1,245,101)
Acquisition expenses	(163,547)	(158,158)	(160,342)	(157,521)	(147,313)	(482,047)	(406,582)
Other operating expenses	(149,480)	(156,350)	(145,799)	(135,069)	(118,070)	(451,629)	(365,661)
Interest expense	(4,152)	(14,334)	(14,404)	(9,373)	(5,937)	(32,890)	(17,687)
Net foreign exchange gains (losses)	56,031	(2,294)	(6,563)	(9,848)	(40,562)	47,174	(2,487)
Total expenses	(762,821)	(816,654)	(763,348)	(746,134)	(738,927)	(2,342,823)	(2,037,518)

Income before income taxes	229,710	219,006	182,883	176,944	122,221	631,599	565,561
Income tax expense	(6,446)	(7,289)	(3,738)	(15,454)	(7,396)	(17,473)	(17,320)
Net income	223,264	211,717	179,145	161,490	114,825	614,126	548,241
Amounts attributable to noncontrolling interests	5,411	(3,701)	3,355	—	—	5,065	—
Net income attributable to Arch	228,675	208,016	182,500	161,490	114,825	619,191	548,241
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net income available to Arch common shareholders	$223,191	$202,531	$177,016	$156,005	$109,341	$602,738	$531,788

Comprehensive income (loss) available to Arch	$96,978	$318,180	$231,255	$194,499	$206,102	$646,413	$303,179

Net income per common share
Basic	$1.69	$1.53	$1.34	$1.19	$0.83	$4.56	$4.05
Diluted	$1.64	$1.48	$1.30	$1.14	$0.80	$4.42	$3.92

Weighted average common shares and common share equivalents outstanding
Basic	131,945,962	132,650,634	131,857,910	131,631,606	131,495,296	132,151,824	131,262,309
Diluted	135,876,605	136,889,944	136,562,717	136,467,998	136,034,413	136,354,172	135,680,829

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income -- Underwriting Format

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Gross premiums written	$1,159,907	$1,271,761	$1,295,136	$955,199	$1,036,987	$3,726,804	$3,241,424
Premiums ceded	(200,368)	(299,833)	(230,146)	(206,278)	(197,852)	(730,347)	(638,978)
Net premiums written	959,539	971,928	1,064,990	748,921	839,135	2,996,457	2,602,446
Change in unearned premiums	(55,888)	(64,776)	(205,210)	$90,445	(44,135)	(325,874)	(295,860)
Net premiums earned	903,651	907,152	859,780	839,366	795,000	2,670,583	2,306,586
Other underwriting income	1,702	2,033	1,582	5,673	526	5,317	1,966
Losses and loss adjustment expenses	(501,673)	(485,518)	(436,240)	(434,323)	(427,045)	(1,423,431)	(1,245,101)
Acquisition expenses, net	(163,547)	(158,158)	(160,342)	(157,521)	(147,313)	(482,047)	(406,582)
Other operating expenses	(139,046)	(141,418)	(132,324)	(124,877)	(110,176)	(412,788)	(333,450)
Underwriting income	101,087	124,091	132,456	128,318	110,992	357,634	323,419
Net investment income	80,105	72,990	66,994	67,095	66,083	220,089	200,124
Net realized gains (losses)	18,515	54,144	19,697	9,048	(6,022)	92,356	64,970
Net impairment losses recognized in earnings	(8,593)	(14,749)	(2,971)	(88)	(728)	(26,313)	(3,698)
Equity in net income of investment funds accounted for using the equity method	4,966	9,240	3,253	5,272	5,665	17,459	30,429
Other income (loss)	(7,815)	4,850	(2,104)	(3,288)	624	(5,069)	2,702
Other expenses	(10,434)	(14,932)	(13,475)	(10,192)	(7,894)	(38,841)	(32,211)
Interest expense	(4,152)	(14,334)	(14,404)	(9,373)	(5,937)	(32,890)	(17,687)
Net foreign exchange gains (losses)	56,031	(2,294)	(6,563)	(9,848)	(40,562)	47,174	(2,487)
Income before income taxes	229,710	219,006	182,883	176,944	122,221	631,599	565,561
Income tax expense	(6,446)	(7,289)	(3,738)	(15,454)	(7,396)	(17,473)	(17,320)
Net income	223,264	211,717	179,145	161,490	114,825	614,126	548,241
Amounts attributable to noncontrolling interests	5,411	(3,701)	3,355	—	—	5,065	—
Net income available to Arch	228,675	208,016	182,500	161,490	114,825	619,191	548,241
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net income available to Arch common shareholders	$223,191	$202,531	$177,016	$156,005	$109,341	$602,738	$531,788

Underwriting Ratios
Loss ratio	55.5%	53.5%	50.7%	51.7%	53.7%	53.3%	54.0%
Acquisition expense ratio	18.1%	17.4%	18.6%	18.8%	18.5%	18.1%	17.6%
Other operating expense ratio	15.4%	15.6%	15.4%	14.9%	13.9%	15.5%	14.5%
Combined ratio	89.0%	86.5%	84.7%	85.4%	86.1%	86.9%	86.1%

Net premiums written to gross premiums written	82.7%	76.4%	82.2%	78.4%	80.9%	80.4%	80.3%

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,733,382	$10,714,532	$9,775,730	$9,571,776	$9,688,345
Short-term investments available for sale, at fair value	748,659	977,058	1,484,280	1,478,367	993,375
Investment of funds received under securities lending, at fair value	104,252	82,603	96,264	100,584	42,135
Equity securities available for sale, at fair value	582,075	608,820	548,168	496,824	452,195
Other investments available for sale, at fair value	431,833	457,567	426,917	498,310	528,938
Investments accounted for using the fair value option	2,202,995	2,041,091	1,256,650	1,221,534	1,139,725
Investments accounted for using the equity method	307,252	281,464	255,488	244,339	226,644
Total investments	15,110,448	15,163,135	13,843,497	13,611,734	13,071,357
Cash	663,726	926,443	1,569,605	434,057	436,141
Accrued investment income	65,042	64,869	59,701	66,848	64,428
Investment in joint venture	97,313	103,934	102,803	104,856	106,982
Fixed maturities and short-term investments pledged under securities lending, at fair value	107,547	87,031	100,590	105,081	48,361
Premiums receivable	1,027,204	1,098,692	1,008,375	753,924	850,386
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,814,190	1,796,403	1,790,025	1,804,330	1,795,888
Contractholder receivables	1,286,799	1,234,392	1,118,991	1,064,246	1,028,772
Prepaid reinsurance premiums	404,661	430,214	349,077	328,343	330,980
Deferred acquisition costs, net	409,174	399,385	384,294	342,314	338,671
Receivable for securities sold	672,259	261,669	426,431	50,555	288,080
Goodwill and intangible assets	111,528	118,721	120,875	27,319	28,960
Other assets	840,794	888,627	926,094	872,487	541,817
Total assets	$22,610,685	$22,573,515	$21,800,358	$19,566,094	$18,930,823

Liabilities
Reserve for losses and loss adjustment expenses	$8,958,734	$9,018,989	$8,938,958	$8,824,696	$8,819,419
Unearned premiums	2,303,247	2,299,692	2,148,475	1,896,365	1,983,408
Reinsurance balances payable	244,379	263,347	201,794	196,167	190,721
Contractholder payables	1,286,799	1,234,392	1,118,991	1,064,246	1,028,772
Deposit accounting liabilities	349,850	397,337	409,080	421,297	26,793
Senior notes	800,000	800,000	800,000	800,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	110,736	89,298	103,330	107,999	49,849
Payable for securities purchased	740,953	552,075	499,473	51,318	519,244
Other liabilities	633,502	577,320	575,394	456,510	469,332
Total liabilities	15,528,200	15,332,450	14,895,495	13,918,598	13,487,538

Redeemable noncontrolling interests	219,419	219,326	219,234	—	—

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	571	570	567	565	565
Additional paid-in capital	366,408	353,208	320,503	299,517	283,449
Retained earnings	6,644,892	6,421,701	6,219,170	6,042,154	5,886,149
Accumulated other comprehensive income, net of deferred income tax	102,186	233,883	123,719	74,964	41,955
Common shares held in treasury, at cost	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)
Total shareholders’ equity available to Arch	6,081,046	6,229,399	5,892,133	5,647,496	5,443,285
Non-redeemable noncontrolling interests	782,020	792,340	793,496	—	—
Total shareholders’ equity	6,863,066	7,021,739	6,685,629	5,647,496	5,443,285
Total liabilities, noncontrolling interests and shareholders’ equity	$22,610,685	$22,573,515	$21,800,358	$19,566,094	$18,930,823

Common shares outstanding, net of treasury shares	130,700,619	135,030,886	134,084,138	133,674,884	133,480,323
Book value per common share (1)	$44.04	$43.73	$41.52	$39.82	$38.34

(1)    Excludes the effects of stock options and restricted stock units outstanding.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	570	567	565	565	564	565	561
Common shares issued, net	1	3	2	—	1	6	4
Balance at end of period	571	570	567	565	565	571	565

Additional Paid-in Capital
Balance at beginning of period	353,208	320,503	299,517	283,449	272,955	299,517	227,778
Common shares issued, net	41	6,360	—	2,654	221	6,401	5,583
Exercise of stock options	3,658	3,179	8,054	3,123	1,416	14,891	7,438
Amortization of share-based compensation	9,491	21,452	14,175	8,932	8,839	45,118	40,305
Other	10	1,714	(1,243)	1,359	18	481	2,345
Balance at end of period	366,408	353,208	320,503	299,517	283,449	366,408	283,449

Retained Earnings
Balance at beginning of period	6,421,701	6,219,170	6,042,154	5,886,149	5,776,808	6,042,154	5,354,361
Net income	223,264	211,717	179,145	161,490	114,825	614,126	548,241
Amounts attributable to noncontrolling interests	5,411	(3,701)	3,355	—	—	5,065	—
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Balance at end of period	6,644,892	6,421,701	6,219,170	6,042,154	5,886,149	6,644,892	5,886,149

Accumulated Other Comprehensive Income
Balance at beginning of period	233,883	123,719	74,964	41,955	(49,322)	74,964	287,017
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	230,939	130,796	80,692	49,000	(12,754)	80,692	289,956
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	(108,102)	100,143	50,104	31,692	61,927	42,145	(240,781)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	—	—	—	(173)	—	(175)
Balance at end of period	122,837	230,939	130,796	80,692	49,000	122,837	49,000
Foreign currency translation adjustments:
Balance at beginning of period	2,944	(7,077)	(5,728)	(7,045)	(36,568)	(5,728)	(2,939)
Foreign currency translation adjustments	(23,595)	10,021	(1,349)	1,317	29,523	(14,923)	(4,106)
Balance at end of period	(20,651)	2,944	(7,077)	(5,728)	(7,045)	(20,651)	(7,045)
Balance at end of period	102,186	233,883	123,719	74,964	41,955	102,186	41,955

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)	(1,091,687)	(1,094,704)	(1,025,839)
Shares repurchased for treasury	(253,048)	(8,137)	(2,122)	(871)	(2,146)	(263,307)	(67,994)
Balance at end of period	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)	(1,358,011)	(1,093,833)

Total shareholders’ equity available to Arch	6,081,046	6,229,399	5,892,133	5,647,496	5,443,285	6,081,046	5,443,285
Non-redeemable noncontrolling interests	782,020	792,340	793,496	—	—	782,020	—
Total shareholders’ equity	$6,863,066	$7,021,739	$6,685,629	$5,647,496	$5,443,285	$6,863,066	$5,443,285

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013
Operating Activities
Net income	$223,264	$211,717	$179,145	$161,490	$114,825	$614,126	$548,241
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(25,513)	(65,153)	(22,367)	(11,127)	6,654	(113,033)	(66,957)
Net impairment losses included in earnings	8,593	14,749	2,971	88	728	26,313	3,698
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	3,919	(9,694)	9,559	17,190	(1,859)	3,784	35,634
Share-based compensation	9,491	21,452	14,175	8,932	8,839	45,118	40,305
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	33,781	50,148	10,326	(5,088)	8,858	94,255	(24,305)
Unearned premiums, net of prepaid reinsurance premiums	55,888	64,776	205,210	(90,445)	44,135	325,874	295,860
Premiums receivable	46,187	(83,337)	(242,616)	99,867	44,953	(279,766)	(160,091)
Deferred acquisition costs, net	(16,298)	(13,834)	(41,988)	(2,155)	(21,822)	(72,120)	(73,793)
Reinsurance balances payable	(16,182)	60,375	5,428	4,257	(21,694)	49,621	2,573
Other liabilities	74,756	(16,152)	59,285	(14,096)	11,088	117,889	(15,893)
Other items, net	(51,290)	19,847	19,041	54,907	43,989	(12,402)	41,776
Net Cash Provided By Operating Activities	346,596	254,894	198,169	223,820	238,694	799,659	627,048
Investing Activities
Purchases of fixed maturity investments	(7,307,165)	(7,180,677)	(7,131,071)	(5,738,401)	(3,836,890)	(21,618,913)	(12,436,587)
Purchases of equity securities	(191,891)	(85,460)	(89,227)	(97,602)	(165,932)	(366,578)	(438,255)
Purchases of other investments	(573,704)	(718,533)	(304,454)	(333,794)	(344,020)	(1,596,691)	(992,935)
Sales of fixed maturity investments	6,668,066	6,190,573	7,014,281	5,319,195	3,408,778	19,872,920	11,877,419
Sales of equity securities	206,347	49,073	49,614	89,787	178,788	305,034	373,000
Sales of other investments	412,194	287,531	331,176	349,111	307,162	1,030,901	813,596
Proceeds from redemptions and maturities of fixed maturities	204,689	263,556	168,484	136,205	170,550	636,729	595,503
Net sales (purchases) of short-term investments	248,084	274,042	156,262	(481,645)	106,178	678,388	(268,968)
Change in investment of securities lending collateral	(21,438)	14,032	4,669	(58,151)	(713)	(2,737)	2,508
Purchase of business, net of cash acquired	—	—	(235,578)	—	—	(235,578)	—
Purchases of furniture, equipment and other	(4,215)	(4,978)	(5,382)	(6,546)	(3,861)	(14,575)	(10,953)
Net Cash Used For Investing Activities	(359,033)	(910,841)	(41,226)	(821,841)	(179,960)	(1,311,100)	(485,672)
Financing Activities
Purchases of common shares under share repurchase program	(251,919)	—	—	—	(1,333)	(251,919)	(57,796)
Proceeds from common shares issued, net	727	(500)	3,021	3,476	92	3,248	(425)
Proceeds from borrowings	—	—	—	494,228	—	—	—
Change in securities lending collateral	21,438	(14,032)	(4,669)	58,151	713	2,737	(2,508)
Third party investment in non-redeemable noncontrolling interests	—	—	796,903	—	—	796,903	—
Third party investment in redeemable noncontrolling interests	—	32,340	186,893	—	—	219,233	—
Dividends paid to redeemable noncontrolling interests	(4,816)	(4,816)	—	—	—	(9,632)	—
Other	1,853	3,006	1,700	45,151	637	6,559	5,679
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net Cash Provided By (Used For) Financing Activities	(238,201)	10,513	978,364	595,521	(5,375)	750,676	(71,503)
Effects of exchange rate changes on foreign currency cash	(12,079)	2,272	241	416	7,663	(9,566)	(4,773)
Increase (decrease) in cash	(262,717)	(643,162)	1,135,548	(2,084)	61,022	229,669	65,100
Cash beginning of period	926,443	1,569,605	434,057	436,141	375,119	434,057	371,041
Cash end of period	$663,726	$926,443	$1,569,605	$434,057	$436,141	$663,726	$436,141
Income taxes paid, net	$5,056	$6,679	$1,600	$7,656	$2,816	$13,335	$7,632
Interest paid	$415	$21,292	$404	$11,442	$508	$22,111	$12,291

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for non-excess motor, including U.K. business primarily emanating from one significant client, and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment was formed in the 2014 first quarter and consists of the Company’s mortgage insurance and reinsurance business. On January 30, 2014, the Company completed the acquisition of CMG Mortgage Insurance Company (subsequently renamed Arch Mortgage Insurance Company), which prior to the acquisition had been approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”) only for credit union customers. As part of the transaction, Arch Mortgage Insurance Company was approved as an eligible mortgage insurer by the GSEs. The completion of the transaction enabled the Company to enter the U.S. mortgage insurance marketplace and to serve banks and other lenders nationwide, including existing credit union customers. The mortgage segment also provides reinsurance on both a proportional and non-proportional basis on a global basis, direct mortgage insurance in Europe and various risk-sharing products to government agencies and mortgage lenders.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$726,683	$345,747	$66,389	$1,138,392	$103,483	$1,159,907
Premiums ceded	(187,689)	(83,502)	(7,904)	(278,668)	(3,668)	(200,368)
Net premiums written	538,994	262,245	58,485	859,724	99,815	959,539
Change in unearned premiums	(19,607)	34,303	(5,539)	9,157	(65,045)	(55,888)
Net premiums earned	519,387	296,548	52,946	868,881	34,770	903,651
Other underwriting income	499	215	988	1,702	—	1,702
Losses and loss adjustment expenses	(338,319)	(123,784)	(15,987)	(478,090)	(23,583)	(501,673)
Acquisition expenses, net	(81,775)	(60,205)	(11,958)	(153,938)	(9,609)	(163,547)
Other operating expenses	(83,138)	(36,337)	(17,913)	(137,388)	(1,658)	(139,046)
Underwriting income (loss)	$16,654	$76,437	$8,076	101,167	(80)	101,087

Net investment income				72,238	7,867	80,105
Net realized gains (losses)				31,411	(12,896)	18,515
Net impairment losses recognized in earnings				(8,593)	—	(8,593)
Equity in net income of investment funds accounted for using the equity method				4,966	—	4,966
Other income (loss)				(7,815)	—	(7,815)
Other expenses				(10,434)	—	(10,434)
Interest expense				(4,152)	—	(4,152)
Net foreign exchange gains (losses)				57,611	(1,580)	56,031
Income before income taxes				236,399	(6,689)	229,710
Income tax expense				(6,446)	—	(6,446)
Net income				229,953	(6,689)	223,264
Dividends attributable to redeemable noncontrolling interests				—	(4,909)	(4,909)
Amounts attributable to nonredeemable noncontrolling interests				—	10,320	10,320
Net income available to Arch				229,954	(1,279)	228,675
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$224,470	$(1,279)	$223,191

Underwriting Ratios
Loss ratio	65.1%	41.7%	30.2%	55.0%	67.8%	55.5%
Acquisition expense ratio	15.7%	20.3%	22.6%	17.7%	27.6%	18.1%
Other operating expense ratio	16.0%	12.3%	33.8%	15.8%	4.8%	15.4%
Combined ratio	96.8%	74.3%	86.6%	88.5%	100.2%	89.0%

Net premiums written to gross premiums written	74.2%	75.8%	88.1%	75.5%	96.5%	82.7%

Total investable assets				$14,584,727	$1,124,048	$15,708,775
Total assets				21,207,667	1,403,018	22,610,685
Total liabilities				15,223,488	304,712	15,528,200

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$682,839	$330,458	$24,633	$1,036,987	$—	$1,036,987
Premiums ceded	(180,868)	(17,927)	—	(197,852)	—	(197,852)
Net premiums written	501,971	312,531	24,633	839,135	—	839,135
Change in unearned premiums	(22,842)	(9,433)	(11,860)	(44,135)	—	(44,135)
Net premiums earned	479,129	303,098	12,773	795,000	—	795,000
Other underwriting income	545	(19)	—	526	—	526
Losses and loss adjustment expenses	(305,921)	(119,107)	(2,017)	(427,045)	—	(427,045)
Acquisition expenses, net	(82,799)	(61,063)	(3,451)	(147,313)	—	(147,313)
Other operating expenses	(75,734)	(32,108)	(2,334)	(110,176)	—	(110,176)
Underwriting income	$15,220	$90,801	$4,971	110,992	—	110,992

Net investment income				66,083	—	66,083
Net realized gains (losses)				(6,022)	—	(6,022)
Net impairment losses recognized in earnings				(728)	—	(728)
Equity in net income of investment funds accounted for using the equity method				5,665	—	5,665
Other income (loss)				624	—	624
Other expenses				(7,894)	—	(7,894)
Interest expense				(5,937)	—	(5,937)
Net foreign exchange gains (losses)				(40,562)	—	(40,562)
Income before income taxes				122,221	—	122,221
Income tax expense				(7,396)	—	(7,396)
Net income				114,825	—	114,825
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				114,825	—	114,825
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$109,341	$—	$109,341

Underwriting Ratios
Loss ratio	63.8%	39.3%	15.8%	53.7%	—	53.7%
Acquisition expense ratio	17.3%	20.1%	27.0%	18.5%	—	18.5%
Other operating expense ratio	15.8%	10.6%	18.3%	13.9%	—	13.9%
Combined ratio	96.9%	70.0%	61.1%	86.1%	—	86.1%

Net premiums written to gross premiums written	73.5%	94.6%	100.0%	80.9%	—	80.9%

Total investable assets				$13,282,560	$—	$13,282,560
Total assets				18,930,823	—	18,930,823
Total liabilities				13,487,538	—	13,487,538

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$2,309,560	$1,212,641	$169,772	$3,690,462	$190,239	$3,726,804
Premiums ceded	(646,082)	(215,623)	(17,622)	(877,816)	(6,428)	(730,347)
Net premiums written	1,663,478	997,018	152,150	2,812,646	183,811	2,996,457
Change in unearned premiums	(158,878)	(23,495)	(9,606)	(191,979)	(133,895)	(325,874)
Net premiums earned	1,504,600	973,523	142,544	2,620,667	49,916	2,670,583
Other underwriting income	1,513	834	2,970	5,317	—	5,317
Losses and loss adjustment expenses	(936,615)	(413,745)	(39,938)	(1,390,298)	(33,133)	(1,423,431)
Acquisition expenses, net	(235,156)	(199,673)	(32,593)	(467,422)	(14,625)	(482,047)
Other operating expenses	(250,111)	(110,198)	(48,077)	(408,386)	(4,402)	(412,788)
Underwriting income (loss)	$84,231	$250,741	$24,906	359,878	(2,244)	357,634

Net investment income				211,689	8,400	220,089
Net realized gains (losses)				102,074	(9,718)	92,356
Net impairment losses recognized in earnings				(26,313)	—	(26,313)
Equity in net income of investment funds accounted for using the equity method				17,459	—	17,459
Other income (loss)				(5,069)	—	(5,069)
Other expenses				(36,512)	(2,329)	(38,841)
Interest expense				(32,890)	—	(32,890)
Net foreign exchange gains (losses)				48,191	(1,017)	47,174
Income before income taxes				638,507	(6,908)	631,599
Income tax expense				(17,473)	—	(17,473)
Net income				621,034	(6,908)	614,126
Dividends attributable to redeemable noncontrolling interests				—	(9,818)	(9,818)
Amounts attributable to nonredeemable noncontrolling interests				—	14,883	14,883
Net income available to Arch				621,035	(1,844)	619,191
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$604,582	$(1,844)	$602,738

Underwriting Ratios
Loss ratio	62.3%	42.5%	28.0%	53.1%	66.4%	53.3%
Acquisition expense ratio	15.6%	20.5%	22.9%	17.8%	29.3%	18.1%
Other operating expense ratio	16.6%	11.3%	33.7%	15.6%	8.8%	15.5%
Combined ratio	94.5%	74.3%	84.6%	86.5%	104.5%	86.9%

Net premiums written to gross premiums written	72.0%	82.2%	89.6%	76.2%	96.6%	80.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$2,075,560	$1,099,803	$69,135	$3,241,424	$—	$3,241,424
Premiums ceded	(567,471)	(74,581)	—	(638,978)	—	(638,978)
Net premiums written	1,508,089	1,025,222	69,135	2,602,446	—	2,602,446
Change in unearned premiums	(125,339)	(138,479)	(32,042)	(295,860)	—	(295,860)
Net premiums earned	1,382,750	886,743	37,093	2,306,586	—	2,306,586
Other underwriting income	1,599	367	—	1,966	—	1,966
Losses and loss adjustment expenses	(880,580)	(358,247)	(6,274)	(1,245,101)	—	(1,245,101)
Acquisition expenses, net	(227,806)	(167,497)	(11,279)	(406,582)	—	(406,582)
Other operating expenses	(232,216)	(96,207)	(5,027)	(333,450)	—	(333,450)
Underwriting income	$43,747	$265,159	$14,513	323,419	—	323,419

Net investment income				200,124	—	200,124
Net realized gains (losses)				64,970	—	64,970
Net impairment losses recognized in earnings				(3,698)	—	(3,698)
Equity in net income of investment funds accounted for using the equity method				30,429	—	30,429
Other income (loss)				2,702	—	2,702
Other expenses				(32,211)	—	(32,211)
Interest expense				(17,687)	—	(17,687)
Net foreign exchange gains (losses)				(2,487)	—	(2,487)
Income before income taxes				565,561	—	565,561
Income tax expense				(17,320)	—	(17,320)
Net income				548,241	—	548,241
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				548,241	—	548,241
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$531,788	$—	$531,788

Underwriting Ratios
Loss ratio	63.7%	40.4%	16.9%	54.0%	—	54.0%
Acquisition expense ratio	16.5%	18.9%	30.4%	17.6%	—	17.6%
Other operating expense ratio	16.8%	10.8%	13.6%	14.5%	—	14.5%
Combined ratio	97.0%	70.1%	60.9%	86.1%	—	86.1%

Net premiums written to gross premiums written	72.7%	93.2%	100.0%	80.3%	—	80.3%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Gross premiums written	$726,683	$852,231	$730,646	$636,949	$682,839	$2,309,560	$2,075,560
Premiums ceded	(187,689)	(273,349)	(185,044)	(196,242)	(180,868)	(646,082)	(567,471)
Net premiums written	538,994	578,882	545,602	440,707	501,971	1,663,478	1,508,089
Change in unearned premiums	(19,607)	(71,170)	(68,101)	52,557	(22,842)	(158,878)	(125,339)
Net premiums earned	519,387	507,712	477,501	493,264	479,129	1,504,600	1,382,750
Other underwriting income	499	514	500	523	545	1,513	1,599
Losses and loss adjustment expenses	(338,319)	(311,526)	(286,770)	(307,865)	(305,921)	(936,615)	(880,580)
Acquisition expenses, net	(81,775)	(76,449)	(76,932)	(84,098)	(82,799)	(235,156)	(227,806)
Other operating expenses	(83,138)	(85,829)	(81,144)	(83,171)	(75,734)	(250,111)	(232,216)
Underwriting income	$16,654	$34,422	$33,155	$18,653	$15,220	$84,231	$43,747

Underwriting Ratios
Loss ratio	65.1%	61.4%	60.1%	62.4%	63.8%	62.3%	63.7%
Acquisition expense ratio	15.7%	15.1%	16.1%	17.0%	17.3%	15.6%	16.5%
Other operating expense ratio	16.0%	16.9%	17.0%	16.9%	15.8%	16.6%	16.8%
Combined ratio	96.8%	93.4%	93.2%	96.3%	96.9%	94.5%	97.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.4%	0.7%	0.5%	0.4%	2.6%	0.6%	1.4%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.6)%	(3.2)%	(2.2)%	(0.6)%	(2.8)%	(2.3)%	(2.4)%
Combined ratio excluding such items	98.0%	95.9%	94.9%	96.5%	97.1%	96.2%	98.0%

Net premiums written to gross premiums written	74.2%	67.9%	74.7%	69.2%	73.5%	72.0%	72.7%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2014		2014		2014		2013		2013		2014		2013

Net premiums written
Programs	$129,227	24.0%	$126,722	21.9%	$122,240	22.4%	$96,781	22.0%	$110,637	22.0%	$378,189	22.7%	$322,892	21.4%
Professional lines (1)	119,798	22.2%	114,411	19.8%	122,908	22.5%	106,174	24.1%	124,004	24.7%	357,117	21.5%	370,019	24.5%
Construction and national accounts	55,342	10.3%	79,171	13.7%	95,497	17.5%	66,177	15.0%	48,545	9.7%	230,010	13.8%	204,933	13.6%
Property, energy, marine and aviation	53,485	9.9%	84,530	14.6%	62,756	11.5%	38,064	8.6%	77,201	15.4%	200,771	12.1%	242,487	16.1%
Excess and surplus casualty (2)	50,552	9.4%	58,789	10.2%	43,940	8.1%	48,230	10.9%	44,794	8.9%	153,281	9.2%	101,056	6.7%
Travel, accident and health	44,500	8.3%	34,393	5.9%	40,838	7.5%	22,835	5.2%	32,158	6.4%	119,731	7.2%	82,068	5.4%
Lenders products	27,799	5.2%	24,909	4.3%	22,006	4.0%	23,212	5.3%	22,610	4.5%	74,714	4.5%	78,364	5.2%
Other (3)	58,291	10.8%	55,957	9.7%	35,417	6.5%	39,234	8.9%	42,022	8.4%	149,665	9.0%	106,270	7.0%
Total	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$1,663,478	100.0%	$1,508,089	100.0%

Client location
United States	$448,932	83.3%	$464,730	80.3%	$423,394	77.6%	$363,982	82.6%	$391,313	78.0%	$1,337,056	80.4%	$1,162,174	77.1%
Europe	40,810	7.6%	57,918	10.0%	85,449	15.7%	42,437	9.6%	48,991	9.8%	184,177	11.1%	183,817	12.2%
Asia and Pacific	21,314	4.0%	23,833	4.1%	18,583	3.4%	19,188	4.4%	24,351	4.9%	63,730	3.8%	76,782	5.1%
Other	27,938	5.2%	32,401	5.6%	18,176	3.3%	15,100	3.4%	37,316	7.4%	78,515	4.7%	85,316	5.7%
Total	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$1,663,478	100.0%	$1,508,089	100.0%

Underwriting location
United States	$442,193	82.0%	$449,823	77.7%	$416,043	76.3%	$356,452	80.9%	$382,104	76.1%	$1,308,059	78.6%	$1,122,478	74.4%
Europe	82,820	15.4%	108,115	18.7%	116,704	21.4%	66,160	15.0%	100,659	20.1%	307,639	18.5%	323,603	21.5%
Other	13,981	2.6%	20,944	3.6%	12,855	2.4%	18,095	4.1%	19,208	3.8%	47,780	2.9%	62,008	4.1%
Total	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$501,971	100.0%	$1,663,478	100.0%	$1,508,089	100.0%

Net premiums earned
Programs	$118,087	22.7%	$114,043	22.5%	$109,181	22.9%	$106,038	21.5%	$99,250	20.7%	$341,311	22.7%	$280,802	20.3%
Professional lines (1)	118,204	22.8%	116,031	22.9%	112,744	23.6%	117,573	23.8%	124,021	25.9%	346,979	23.1%	374,218	27.1%
Construction and national accounts	68,229	13.1%	72,064	14.2%	68,989	14.4%	67,319	13.6%	65,335	13.6%	209,282	13.9%	183,410	13.3%
Property, energy, marine and aviation	59,432	11.4%	66,221	13.0%	61,589	12.9%	76,874	15.6%	77,437	16.2%	187,242	12.4%	227,420	16.4%
Excess and surplus casualty (2)	48,716	9.4%	43,600	8.6%	39,107	8.2%	35,529	7.2%	31,458	6.6%	131,423	8.7%	82,866	6.0%
Travel, accident and health	34,991	6.7%	30,645	6.0%	28,065	5.9%	27,964	5.7%	23,086	4.8%	93,701	6.2%	69,171	5.0%
Lenders products	23,591	4.5%	22,763	4.5%	23,832	5.0%	25,370	5.1%	24,573	5.1%	70,186	4.7%	74,477	5.4%
Other (3)	48,137	9.3%	42,345	8.3%	33,994	7.1%	36,597	7.4%	33,969	7.1%	124,476	8.3%	90,386	6.5%
Total	$519,387	100.0%	$507,712	100.0%	$477,501	100.0%	$493,264	100.0%	$479,129	100.0%	$1,504,600	100.0%	$1,382,750	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Gross premiums written	$345,747	$349,841	$517,053	$299,818	$330,458	$1,212,641	$1,099,803
Premiums ceded	(83,502)	(58,994)	(73,127)	(12,039)	(17,927)	(215,623)	(74,581)
Net premiums written	262,245	290,847	443,926	287,779	312,531	997,018	1,025,222
Change in unearned premiums	34,303	44,780	(102,578)	44,150	(9,433)	(23,495)	(138,479)
Net premiums earned	296,548	335,627	341,348	331,929	303,098	973,523	886,743
Other underwriting income	215	303	316	4,891	(19)	834	367
Losses and loss adjustment expenses	(123,784)	(150,325)	(139,636)	(127,989)	(119,107)	(413,745)	(358,247)
Acquisition expenses, net	(60,205)	(66,035)	(73,433)	(66,876)	(61,063)	(199,673)	(167,497)
Other operating expenses	(36,337)	(37,666)	(36,195)	(38,356)	(32,108)	(110,198)	(96,207)
Underwriting income	$76,437	$81,904	$92,400	$103,599	$90,801	$250,741	$265,159

Underwriting Ratios
Loss ratio	41.7%	44.8%	40.9%	38.6%	39.3%	42.5%	40.4%
Acquisition expense ratio	20.3%	19.7%	21.5%	20.1%	20.1%	20.5%	18.9%
Other operating expense ratio	12.3%	11.2%	10.6%	11.6%	10.6%	11.3%	10.8%
Combined ratio	74.3%	75.7%	73.0%	70.3%	70.0%	74.3%	70.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	4.1%	3.8%	0.9%	4.4%	2.2%	2.9%	5.4%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(20.4)%	(20.2)%	(20.5)%	(19.0)%	(17.0)%	(20.4)%	(17.5)%
Combined ratio excluding such items	90.6%	92.1%	92.6%	84.9%	84.8%	91.8%	82.2%

Net premiums written to gross premiums written	75.8%	83.1%	85.9%	96.0%	94.6%	82.2%	93.2%

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2014		2014		2014		2013		2013		2014		2013

Net premiums written
Other specialty (1)	$84,702	32.3%	$105,721	36.3%	$147,609	33.3%	$99,382	34.5%	$125,666	40.2%	$338,032	33.9%	$318,483	31.1%
Casualty (2)	64,048	24.4%	67,823	23.3%	126,713	28.5%	98,664	34.3%	58,893	18.8%	258,584	25.9%	207,640	20.3%
Property excluding property catastrophe (3)	77,186	29.4%	54,887	18.9%	95,127	21.4%	62,453	21.7%	78,085	25.0%	227,200	22.8%	230,083	22.4%
Property catastrophe	24,056	9.2%	53,986	18.6%	52,512	11.8%	9,923	3.4%	33,810	10.8%	130,554	13.1%	210,826	20.6%
Marine and aviation	9,767	3.7%	6,880	2.4%	16,911	3.8%	13,636	4.7%	13,283	4.3%	33,558	3.4%	50,744	4.9%
Other (4)	2,486	0.9%	1,550	0.5%	5,054	1.1%	3,721	1.3%	2,794	0.9%	9,090	0.9%	7,446	0.7%
Total	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$997,018	100.0%	$1,025,222	100.0%

Pro rata	$160,472	61.2%	$123,663	42.5%	$174,197	39.2%	$224,869	78.1%	$208,701	66.8%	$458,332	46.0%	$467,155	45.6%
Excess of loss	101,773	38.8%	167,184	57.5%	269,729	60.8%	62,910	21.9%	103,830	33.2%	538,686	54.0%	558,067	54.4%
Total	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$997,018	100.0%	$1,025,222	100.0%

Client location
United States	$123,966	47.3%	$134,649	46.3%	$223,248	50.3%	$157,214	54.6%	$186,775	59.8%	$481,863	48.3%	$549,174	53.6%
Europe	62,102	23.7%	74,817	25.7%	156,849	35.3%	68,454	23.8%	48,794	15.6%	293,768	29.5%	258,605	25.2%
Asia and Pacific	24,590	9.4%	27,024	9.3%	20,890	4.7%	18,611	6.5%	29,778	9.5%	72,504	7.3%	75,641	7.4%
Bermuda	25,537	9.7%	30,497	10.5%	9,575	2.2%	16,382	5.7%	21,682	6.9%	65,609	6.6%	70,665	6.9%
Other	26,050	9.9%	23,860	8.2%	33,364	7.5%	27,118	9.4%	25,502	8.2%	83,274	8.4%	71,137	6.9%
Total	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$997,018	100.0%	$1,025,222	100.0%

Underwriting location
Bermuda	$65,891	25.1%	$100,011	34.4%	$106,990	24.1%	$57,717	20.1%	$134,546	43.1%	$272,892	27.4%	$401,750	39.2%
United States	120,095	45.8%	99,636	34.3%	182,505	41.1%	141,743	49.3%	112,520	36.0%	402,236	40.3%	365,440	35.6%
Europe	64,341	24.5%	87,080	29.9%	141,863	32.0%	79,060	27.5%	56,681	18.1%	293,284	29.4%	230,069	22.4%
Other	11,918	4.5%	4,120	1.4%	12,568	2.8%	9,259	3.2%	8,784	2.8%	28,606	2.9%	27,963	2.7%
Total	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$312,531	100.0%	$997,018	100.0%	$1,025,222	100.0%

Net premiums earned
Other specialty (1)	$97,337	32.8%	$118,504	35.3%	$114,938	33.7%	$114,964	34.6%	$103,565	34.2%	$330,779	34.0%	$272,666	30.7%
Casualty (2)	79,477	26.8%	90,176	26.9%	78,746	23.1%	72,523	21.8%	59,324	19.6%	248,399	25.5%	169,251	19.1%
Property excluding property catastrophe (3)	71,663	24.2%	69,172	20.6%	75,374	22.1%	72,862	22.0%	69,975	23.1%	216,209	22.2%	201,857	22.8%
Property catastrophe	32,423	10.9%	39,870	11.9%	49,794	14.6%	56,263	17.0%	48,595	16.0%	122,087	12.5%	176,160	19.9%
Marine and aviation	13,110	4.4%	15,259	4.5%	18,895	5.5%	11,043	3.3%	18,566	6.1%	47,264	4.9%	59,062	6.7%
Other (4)	2,538	0.9%	2,646	0.8%	3,601	1.1%	4,274	1.3%	3,073	1.0%	8,785	0.9%	7,747	0.9%
Total	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$973,523	100.0%	$886,743	100.0%

Pro rata	$156,830	52.9%	$178,344	53.1%	$187,437	54.9%	$177,170	53.4%	$159,930	52.8%	$522,611	53.7%	$431,416	48.7%
Excess of loss	139,718	47.1%	157,283	46.9%	153,911	45.1%	154,759	46.6%	143,168	47.2%	450,912	46.3%	455,327	51.3%
Total	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$303,098	100.0%	$973,523	100.0%	$886,743	100.0%

(1)  Includes non-excess motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3) Includes facultative business.
(2)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.            (4) Includes life, casualty clash and other.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Gross premiums written	$66,389	$55,476	$47,907	$20,435	$24,633	$169,772	$69,135
Premiums ceded	(7,904)	(5,079)	(4,639)	—	—	(17,622)	—
Net premiums written	58,485	50,397	43,268	20,435	24,633	152,150	69,135
Change in unearned premiums	(5,539)	436	(4,503)	(6,262)	(11,860)	(9,606)	(32,042)
Net premiums earned	52,946	50,833	38,765	14,173	12,773	142,544	37,093
Other underwriting income (1)	988	1,216	766	259	—	2,970	—
Losses and loss adjustment expenses	(15,987)	(15,473)	(8,478)	1,531	(2,017)	(39,938)	(6,274)
Acquisition expenses, net	(11,958)	(11,481)	(9,154)	(6,547)	(3,451)	(32,593)	(11,279)
Other operating expenses	(17,913)	(16,288)	(13,876)	(3,350)	(2,334)	(48,077)	(5,027)
Underwriting income	$8,076	$8,807	$8,023	$6,066	$4,971	$24,906	$14,513

Underwriting Ratios
Loss ratio	30.2%	30.4%	21.9%	(10.8)%	15.8%	28.0%	16.9%
Acquisition expense ratio	22.6%	22.6%	23.6%	46.2%	27.0%	22.9%	30.4%
Other operating expense ratio	33.8%	32.0%	35.8%	23.6%	18.3%	33.7%	13.6%
Combined ratio	86.6%	85.0%	81.3%	59.0%	61.1%	84.6%	60.9%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.4)%	0.1%	(3.0)%	(3.1)%	—%	(1.3)%	—%
Combined ratio excluding prior year development	88.0%	84.9%	84.3%	62.1%	61.1%	85.9%	60.9%

Net premiums written by client location
United States	$54,639	$46,111	$36,556	$13,310	$14,824	$137,306	$50,382
Other	3,846	4,286	6,712	7,125	9,809	14,844	18,753
Total	$58,485	$50,397	$43,268	$20,435	$24,633	$152,150	$69,135

Net premiums written by underwriting location
United States	$32,229	$24,594	$16,731	$—	$—	$73,554	$—
Other	26,256	25,803	26,537	20,435	24,633	78,596	69,135
Total	$58,485	$50,397	$43,268	$20,435	$24,633	$152,150	$69,135

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2014		June 30, 2014		March 31, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$22,055	46.3%	$21,168	44.9%	$21,240	46.9%
Mortgage reinsurance	21,097	44.3%	21,405	45.4%	21,161	46.7%
Other (2)	4,464	9.4%	4,586	9.7%	2,869	6.4%
Total	$47,616	100.0%	$47,159	100.0%	$45,270	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$5,506	54.4%	$5,273	52.7%	$5,275	52.6%
Mortgage reinsurance	4,483	44.3%	4,601	46.0%	4,664	46.6%
Other (2)	136	1.3%	139	1.3%	80	0.8%
Total	$10,125	100.0%	$10,013	100.0%	$10,019	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$2,864	52.0%	$2,687	51.0%	$2,671	50.6%
680-739	1,803	32.7%	1,724	32.7%	1,713	32.5%
620-679	694	12.6%	709	13.4%	731	13.9%
<620	145	2.7%	153	2.9%	160	3.0%
Total	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%
Weighted average FICO score	733		731		730

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,139	20.7%	$1,161	22.0%	$1,183	22.4%
90.01% to 95.00%	2,558	46.5%	2,389	45.3%	2,337	44.3%
85.01% to 90.00%	1,544	28.0%	1,474	28.0%	1,494	28.3%
85.00% and below	265	4.8%	249	4.7%	261	5.0%
Total	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%
Weighted average LTV	93.4%		93.4%		93.4%

Total RIF by State:
Wisconsin	$532	9.7%	$517	9.8%	$510	9.7%
California	474	8.6%	454	8.6%	460	8.7%
Texas	293	5.3%	283	5.4%	285	5.4%
Florida	271	4.9%	264	5.0%	268	5.1%
Minnesota	271	4.9%	258	4.9%	255	4.8%
Washington	231	4.2%	228	4.3%	230	4.4%
Massachusetts	209	3.8%	204	3.9%	203	3.8%
Alaska	207	3.8%	202	3.8%	201	3.8%
Virginia	196	3.6%	186	3.5%	185	3.5%
New York	188	3.4%	184	3.5%	186	3.5%
Others	2,634	47.8%	2,493	47.3%	2,492	47.3%
Total	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.0%		24.9%		24.8%
Analysts’ persistency (4)	81.2%		80.5%		79.1%
Risk-to-capital ratio (5)	9.1:1		8.9:1		9.0:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.
(2)    Includes risk-sharing products offered to government sponsored enterprises and mortgage lenders and international insurance business.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued.
(4)    Represents the percentage of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(5)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio calculated for Arch Mortgage Insurance Company only (estimate for September 30, 2014).

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended						Nine Months Ended
	September 30, 2014		June 30, 2014		March 31, 2014 (1)		September 30, 2014 (1)
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (2)	$1,982		$941		$639		$3,562

Total NIW by credit quality (FICO score):
>=740	$1,279	64.6%	$534	56.8%	$375	58.7%	$2,188	61.4%
680-739	629	31.7%	339	36.0%	225	35.2%	1,193	33.5%
620-679	74	3.7%	68	7.2%	39	6.1%	181	5.1%
Total	$1,982	100.0%	$941	100.0%	$639	100.0%	$3,562	100.0%

Total NIW by LTV:
95.01% and above	$81	4.1%	$70	7.4%	$45	7.0%	$196	5.5%
90.01% to 95.00%	904	45.6%	500	53.1%	330	51.6%	1,734	48.7%
85.01% to 90.00%	646	32.6%	265	28.2%	186	29.1%	1,097	30.8%
85.01% and below	351	17.7%	106	11.3%	78	12.3%	535	15.0%
Total	$1,982	100.0%	$941	100.0%	$639	100.0%	$3,562	100.0%

Total NIW purchase vs. refinance:
Purchase	$1,234	62.3%	$786	83.5%	$487	76.2%	$2,507	70.4%
Refinance	748	37.7%	155	16.5%	152	23.8%	1,055	29.6%
Total	$1,982	100.0%	$941	100.0%	$639	100.0%	$3,562	100.0%

Ending number of policies in force (PIF)	129,665		126,347		127,019

Rollforward of insured loans in default:
Beginning delinquent number of loans	3,641		3,858		4,469		4,469
Plus: new notices	1,553		1,377		1,458		4,388
Less: cures	(1,168)		(1,202)		(1,635)		(4,005)
Less: paid claims	(397)		(383)		(429)		(1,209)
Less: delinquent rescissions and denials	(4)		(9)		(5)		(18)
Ending delinquent number of loans	3,625		3,641		3,858		3,625

Ending percentage of loans in default	2.8%		2.9%		3.0%

Losses:
Number of claims paid	397		383		429		1,209
Total paid claims (in thousands)	$17,093		$16,190		$18,117		$51,400
Average per claim (in thousands)	$43.1		$42.3		$42.2		$42.5
Severity (3)	93.7%		93.0%		97.4%		95.3%

Average reserve per default (in thousands)	$27.1		$28.1		$27.5

(1)     Includes activity for January 2014 for comparability purposes (pre-acquisition date).
(2)    The original principal balance of all loans that received coverage during the period.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2014		2014		2014		2013		2013

Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,733,382	73.6%	$10,714,532	72.9%	$9,775,730	68.5%	$9,571,776	68.1%	$9,688,345	72.9%
Fixed maturities, at fair value (3)	359,409	2.5%	372,746	2.5%	456,826	3.2%	448,254	3.2%	367,152	2.8%
Fixed maturities pledged under securities lending agreements, at fair value	107,547	0.7%	82,730	0.6%	100,590	0.7%	105,081	0.7%	47,515	0.4%
Total fixed maturities	11,200,338	76.8%	11,170,008	76.0%	10,333,146	72.5%	10,125,111	72.1%	10,103,012	76.1%
Short-term investments available for sale, at fair value	748,659	5.1%	977,058	6.7%	1,484,280	10.4%	1,478,367	10.5%	993,375	7.5%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	4,301	—%	—	—%	—	—%	846	—%
Cash	486,351	3.3%	471,721	3.2%	486,325	3.4%	434,057	3.1%	436,141	3.3%
Equity securities available for sale, at fair value	582,075	4.0%	608,820	4.1%	548,168	3.8%	496,824	3.5%	452,195	3.4%
Other investments available for sale, at fair value	431,833	3.0%	457,567	3.1%	426,917	3.0%	498,310	3.5%	528,938	4.0%
Other investments, at fair value (3)	838,054	5.7%	848,864	5.8%	799,824	5.6%	773,280	5.5%	772,573	5.8%
Investments accounted for using the equity method (4)	307,252	2.1%	281,464	1.9%	255,488	1.8%	244,339	1.7%	226,644	1.7%
Securities transactions entered into but not settled at the balance sheet date	(9,835)	(0.1)%	(130,922)	(0.9)%	(73,042)	(0.5)%	(763)	—%	(231,164)	(1.7)%
Total investable assets managed by the Company	$14,584,727	100.0%	$14,688,881	100.0%	$14,261,106	100.0%	$14,049,525	100.0%	$13,282,560	100.0%

Average effective duration (in years)	3.28		3.14		3.24		2.62		2.83
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA-/Aa2		AA-/Aa2
Embedded book yield (before investment expenses)	2.21%		2.17%		2.27%		2.38%		2.41%

(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	September 30,	June 30,	March 31,
	2014	2014	2014

Investable assets in ‘other’ segment:
Cash	$177,375	$454,722	$1,083,280
Investments accounted for using the fair value option	1,005,532	819,481	—
Securities transactions entered into but not settled at the balance sheet date	(58,859)	(159,484)	—
Total investable assets included in ‘other’ segment	$1,124,048	$1,114,719	$1,083,280

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At September 30, 2014
Corporates	$3,252,381	$28,844	$(28,438)	$406	$3,251,975	100.0%	29.0%
Non-U.S. government-backed corporates	93,737	903	(1,651)	(748)	94,485	99.2%	0.8%
U.S. government and government agencies	1,551,583	6,433	(2,533)	3,900	1,547,683	100.3%	13.9%
Agency mortgage-backed securities	639,739	5,581	(6,305)	(724)	640,463	99.9%	5.7%
Non-agency mortgage-backed securities	345,028	12,986	(2,044)	10,942	334,086	103.3%	3.1%
Agency commercial mortgage-backed securities	137,265	224	(3,429)	(3,205)	140,470	97.7%	1.2%
Non-agency commercial mortgage-backed securities	1,094,827	9,131	(2,547)	6,584	1,088,243	100.6%	9.8%
Municipal bonds	1,293,455	31,860	(971)	30,889	1,262,566	102.4%	11.5%
Non-U.S. government securities	1,067,672	11,808	(27,117)	(15,309)	1,082,981	98.6%	9.5%
Asset-backed securities	1,724,651	6,707	(7,175)	(468)	1,725,119	100.0%	15.4%
Total	$11,200,338	$114,477	$(82,210)	$32,267	$11,168,071	100.3%	100.0%

At December 31, 2013
Corporates	$2,473,901	$34,529	$(34,204)	$325	$2,473,576	100.0%	24.4%
Non-U.S. government-backed corporates	127,427	760	(1,333)	(573)	128,000	99.6%	1.3%
U.S. government and government agencies	1,301,809	3,779	(11,242)	(7,463)	1,309,272	99.4%	12.9%
Agency mortgage-backed securities	810,232	2,428	(16,703)	(14,275)	824,507	98.3%	8.0%
Non-agency mortgage-backed securities	363,896	13,842	(5,506)	8,336	355,560	102.3%	3.6%
Agency commercial mortgage-backed securities	172,012	1,063	(6,700)	(5,637)	177,649	96.8%	1.7%
Non-agency commercial mortgage-backed securities	902,485	12,909	(8,524)	4,385	898,100	100.5%	8.9%
Municipal bonds	1,481,738	29,378	(9,730)	19,648	1,462,090	101.3%	14.6%
Non-U.S. government securities	1,159,017	14,729	(19,363)	(4,634)	1,163,651	99.6%	11.4%
Asset-backed securities	1,332,594	20,033	(13,795)	6,238	1,326,356	100.5%	13.2%
Total	$10,125,111	$133,450	$(127,100)	$6,350	$10,118,761	100.1%	100.0%

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2014		2014		2014		2013		2013

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,328,587	20.8%	$2,339,891	20.9%	$2,070,766	20.0%	$2,284,053	22.6%	$2,418,555	23.9%
AAA	4,282,341	38.2%	4,250,726	38.1%	3,833,070	37.1%	3,709,872	36.6%	3,137,464	31.1%
AA	1,964,325	17.5%	2,072,825	18.6%	2,015,706	19.5%	1,720,605	17.0%	2,071,761	20.5%
A	1,623,894	14.5%	1,462,471	13.1%	1,373,213	13.3%	1,359,193	13.4%	1,341,236	13.3%
BBB	322,067	2.9%	330,207	3.0%	279,207	2.7%	304,543	3.0%	387,243	3.8%
BB	166,799	1.5%	169,865	1.5%	167,484	1.6%	180,125	1.8%	162,520	1.6%
B	203,395	1.8%	195,951	1.8%	193,581	1.9%	188,119	1.9%	189,379	1.9%
Lower than B	157,499	1.4%	177,309	1.6%	215,875	2.1%	241,463	2.4%	245,777	2.4%
Not rated	151,431	1.4%	170,763	1.5%	184,244	1.8%	137,138	1.4%	149,077	1.5%
Total fixed maturities, at fair value	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$266,002	2.4%	$222,741	2.0%	$312,786	3.0%	$280,187	2.8%	$298,261	3.0%
Due after one year through five years	4,409,460	39.4%	4,640,884	41.5%	4,051,588	39.2%	4,005,049	39.6%	3,979,496	39.4%
Due after five years through ten years	2,310,260	20.6%	2,057,463	18.4%	1,963,512	19.0%	2,049,160	20.2%	2,072,174	20.5%
Due after 10 years	273,106	2.4%	263,696	2.4%	280,970	2.7%	209,496	2.1%	270,719	2.7%
	7,258,828	64.8%	7,184,784	64.3%	6,608,856	64.0%	6,543,892	64.6%	6,620,650	65.5%
Mortgage-backed securities	984,767	8.8%	1,155,192	10.3%	1,127,484	10.9%	1,174,128	11.6%	1,499,403	14.8%
Commercial mortgage-backed securities	1,232,092	11.0%	1,119,401	10.0%	1,023,055	9.9%	1,074,497	10.6%	783,718	7.8%
Asset-backed securities	1,724,651	15.4%	1,710,631	15.3%	1,573,751	15.2%	1,332,594	13.2%	1,199,241	11.9%
Total fixed maturities, at fair value	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%	$10,103,012	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2014		2014		2014		2013		2013

Sector:
Industrials	$1,557,042	47.9%	$1,619,675	52.4%	$1,497,915	54.6%	$1,408,012	56.9%	$1,543,251	58.2%
Financials	1,237,335	38.0%	1,071,628	34.7%	775,732	28.3%	702,318	28.4%	682,075	25.7%
Covered bonds	232,292	7.1%	235,787	7.6%	233,948	8.5%	211,160	8.5%	257,034	9.7%
Utilities	148,331	4.6%	128,012	4.1%	125,850	4.6%	107,756	4.4%	117,071	4.4%
All other (1)	77,381	2.4%	37,221	1.2%	111,472	4.1%	44,655	1.8%	53,478	2.0%
Total fixed maturities, at fair value	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%

Credit quality distribution (2):
AAA	$446,836	13.7%	$421,711	13.6%	$435,552	15.9%	$312,411	12.6%	$394,952	14.9%
AA	852,197	26.2%	843,638	27.3%	597,925	21.8%	536,110	21.7%	585,292	22.1%
A	1,211,315	37.2%	1,059,987	34.3%	978,407	35.6%	903,956	36.5%	871,130	32.8%
BBB	262,418	8.1%	277,614	9.0%	226,918	8.3%	246,434	10.0%	326,796	12.3%
BB	126,557	3.9%	126,092	4.1%	129,154	4.7%	132,271	5.3%	121,796	4.6%
B	193,645	6.0%	180,907	5.9%	178,619	6.5%	170,831	6.9%	176,257	6.6%
Lower than B	21,248	0.7%	34,213	1.1%	40,376	1.5%	46,838	1.9%	43,393	1.6%
Not rated	138,165	4.2%	148,161	4.8%	157,966	5.8%	125,050	5.1%	133,293	5.0%
Total fixed maturities, at fair value	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%	$2,652,909	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2014, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$101,155	3.1%	0.7%	AA+/A1
Toyota Motor Corporation	65,420	2.0%	0.4%	AA-/Aa3
Apple Inc.	59,742	1.8%	0.4%	AA+/Aa1
Wells Fargo & Company	57,475	1.8%	0.4%	A+/A1
Exxon Mobil Corp.	55,648	1.7%	0.4%	AAA/Aaa
Bank of Montreal	51,288	1.6%	0.4%	A+/Aa3
Daimler AG	50,507	1.6%	0.3%	A-/A3
Federation des caisses Desjardins du Quebec	50,245	1.5%	0.3%	A+/Aa2
HSBC Holdings PLC	49,971	1.5%	0.3%	AA-/A2
Royal Bank of Canada	47,432	1.5%	0.3%	AA-/Aa3
Total	$588,883	18.1%	4.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2014, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)

Non-agency MBS:	2003-2008	$130,741	CC+	$141,636	108.3%	1.0%	Wtd. average loan age (months)	81	24
	2009	31,107	AAA	30,995	99.6%	0.2%	Wtd. average life (months) (2)	47	57
	2010	26,885	AA+	26,521	98.6%	0.2%	Wtd. average loan-to-value % (3)	64.6%	58.6%
	2012	28,729	AAA	28,601	99.6%	0.2%	Total delinquencies (4)	10.5%	0.5%
	2013	96,334	AAA	97,042	100.7%	0.7%	Current credit support % (5)	17.2%	35.9%
	2014	20,290	AA+	20,233	99.7%	0.1%
Total non-agency MBS		$334,086	BBB	$345,028	103.3%	2.4%

Non-agency CMBS:	2002-2008	$92,418	AA-	$93,531	101.2%	0.6%
	2009	370	BBB-	371	100.3%	—%
	2010	62,364	AAA	64,051	102.7%	0.4%
	2011	63,542	AAA	64,785	102.0%	0.4%
	2012	100,637	AAA	101,247	100.6%	0.7%
	2013	310,219	AAA	313,166	100.9%	2.1%
	2014	458,693	AAA	457,676	99.8%	3.1%
Total non-agency CMBS		$1,088,243	AAA	$1,094,827	100.6%	7.5%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at September 30, 2014. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 21% to 76%, while the range of loan-to-values on CMBS is 8% to 116%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at September 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets

Sector:
Credit cards	$674,488	AAA	17%	$675,873	100.2%	4.6%
Loans	301,472	AA	32%	300,203	99.6%	2.1%
Autos	321,670	AAA	27%	321,417	99.9%	2.2%
Equipment	204,311	AA-	11%	202,427	99.1%	1.4%
Other (1)	223,178	AA	15%	224,731	100.7%	1.5%
Total ABS (2)	$1,725,119	AA+		$1,724,651	100.0%	11.8%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 2.1 years at September 30, 2014. The Company’s investment portfolio included sub-prime securities with a par value of $12.7 million and estimated fair value of $4.8 million and an average credit quality of “CCC/Caa2” from S&P/Moody’s at September 30, 2014. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $5.7 million and an average credit quality of “CCC-/Ca” from S&P/Moody’s at September 30, 2014.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at September 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$5,077	1.2%	—%
Term loan investments (1)	401,152	98.8%	2.8%
Total	$406,229	100.0%	2.8%

Currency:
U.S.-denominated	$285,025	70.2%	2.0%
Euro-denominated	121,204	29.8%	0.8%
Total	$406,229	100.0%	2.8%

Sector:
Consumer cyclical	$97,289	23.9%	0.7%
Consumer non-cyclical	81,616	20.1%	0.6%
Industrials	74,989	18.5%	0.5%
Media	45,146	11.1%	0.3%
Utilities	39,711	9.8%	0.3%
Basic materials	34,988	8.6%	0.2%
All other	32,490	8.0%	0.2%
Total	$406,229	100.0%	2.8%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at September 30, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Netherlands	$123,831	$2,319	$59,327	$—	$20,870	$113	$206,460
Germany	171,654	—	3,324	—	11,656	—	186,634
Belgium	62,757	—	—	—	—	—	62,757
Supranational (5)	64,260	—	—	—	—	—	64,260
Luxembourg	—	3,288	31,741	—	7,701	1,945	44,675
France	2,128	2,457	8,353	—	4,138	2,883	19,959
Finland	—	—	—	6,705	—	—	6,705
Ireland	—	—	2,612	—	1,577	409	4,598
Italy	—	—	1,779	—	509	—	2,288
Spain	—	—	—	—	1,539	—	1,539
Slovenia	581	—	—	—	—	—	581
Total	$425,211	$8,064	$107,136	$6,705	$47,990	$5,350	$600,456

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Austria, Estonia, Greece, Malta, Portugal or Slovakia at September 30, 2014.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

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Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

After-tax operating income available to Arch common shareholders	$142,055	$160,669	$164,404	$152,741	$149,205	$467,128	$442,974
Net realized gains (losses), net of tax	27,476	50,267	18,273	8,584	(3,442)	96,016	65,260
Net impairment losses recognized in earnings, net of tax	(8,593)	(14,749)	(2,971)	(88)	(728)	(26,313)	(3,698)
Equity in net income of investment funds accounted for using the equity method, net of tax	4,765	9,054	3,164	5,309	5,665	16,983	30,429
Net foreign exchange gains (losses), net of tax	57,488	(2,710)	(5,854)	(10,541)	(41,359)	48,924	(3,177)
Net income available to Arch common shareholders	$223,191	$202,531	$177,016	$156,005	$109,341	$602,738	$531,788

Diluted per common share results:
After-tax operating income (loss) available to Arch common shareholders	$1.05	$1.17	$1.20	$1.12	$1.10	$3.43	$3.27
Net realized gains (losses), net of tax	$0.20	$0.37	$0.14	$0.06	$(0.03)	$0.70	$0.48
Net impairment losses recognized in earnings, net of tax	$(0.06)	$(0.11)	$(0.02)	$—	$(0.01)	$(0.19)	$(0.03)
Equity in net income of investment funds accounted for using the equity method, net of tax	$0.03	$0.07	$0.02	$0.04	$0.04	$0.12	$0.22
Net foreign exchange gains (losses), net of tax	$0.42	$(0.02)	$(0.04)	$(0.08)	$(0.30)	$0.36	$(0.02)
Net income available to Arch common shareholders	$1.64	$1.48	$1.30	$1.14	$0.80	$4.42	$3.92

Weighted average common shares and common share equivalents outstanding — diluted	135,876,605	136,889,944	136,562,717	136,467,998	136,034,413	136,354,172	135,680,829

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

After-tax operating income available to Arch common shareholders	$142,055	$160,669	$164,404	$152,741	$149,205	$467,128	$442,974
Annualized after-tax operating income available to Arch common shareholders (a)	$568,220	$642,676	$657,616	$610,964	$596,820	$622,837	$590,632

Beginning common shareholders’ equity	$5,904,399	$5,567,133	$5,322,496	$5,118,285	$4,909,318	$5,322,496	$4,843,878
Ending common shareholders’ equity	5,756,046	5,904,399	5,567,133	5,322,496	5,118,285	5,756,046	5,118,285
Average common shareholders’ equity (b)	$5,830,223	$5,735,766	$5,444,815	$5,220,391	$5,013,802	$5,539,271	$4,981,082

Annualized operating return on average common equity (a)/(b)	9.7%	11.2%	12.1%	11.7%	11.9%	11.2%	11.9%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	500,000	500,000	500,000	—
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$900,000	$900,000	$900,000	$400,000

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,756,046	5,904,399	5,567,133	5,322,496	5,118,285
Total shareholders’ equity available to Arch	$6,081,046	$6,229,399	$5,892,133	$5,647,496	$5,443,285

Total capital available to Arch	$6,981,046	$7,129,399	$6,792,133	$6,547,496	$5,843,285

Common shares outstanding, net of treasury shares (b)	130,700,619	135,030,886	134,084,138	133,674,884	133,480,323

Book value per common share (3) (a)/(b)	$44.04	$43.73	$41.52	$39.82	$38.34

Leverage ratios:
Senior notes/total capital	11.5%	11.2%	11.8%	12.2%	5.1%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.5%	1.5%	1.7%
Debt/total capital	12.9%	12.6%	13.3%	13.7%	6.8%
Preferred/total capital	4.7%	4.6%	4.8%	5.0%	5.6%
Debt and preferred/total capital	17.5%	17.2%	18.0%	18.7%	12.4%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended							Cumulative
	September 30,		June 30,	March 31,	December 31,	September 30,		September 30,
	2014		2014	2014	2013	2013		2014
Effect of share repurchases:
Aggregate cost of shares repurchased	$251,919		$—	$—	$—	$1,333		$3,039,804
Shares repurchased	4,593,726		—	—	—	26,300		114,540,968
Average price per share repurchased	$54.84		$—	$—	$—	$50.70		$26.54

Average book value per common share (1)	$43.89		$42.63	$40.67	$39.08	$37.57
Average repurchase price-to-book multiple	1.25	x	—	—	—	1.35	x

Remaining share repurchase authorization (2)	$460,196

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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